UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2022

Greystone Housing Impact Investors LP

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41564	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211
Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 402 952-1235

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in Greystone Housing Impact Investors LP	GHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 5, 2022, America First Capital Associates Limited Partnership Two (the “General Partner”), in its capacity as the general partner of Greystone Housing Impact Investors LP (formerly known as America First Multifamily Investors, L.P.) (the “Partnership”), and Greystone ILP, Inc. (the “Initial Limited Partner”), in its capacity as the initial limited partner of the Partnership, entered into the Greystone Housing Impact Investors LP Second Amended and Restated Agreement of Limited Partnership (the “Second Amended and Restated LP Agreement”), which amended and restated the America First Multifamily Investors, L.P. First Amended and Restated Agreement of Limited Partnership dated September 15, 2015, as further amended (the “Limited Partnership Agreement”). The Second Amended and Restated LP Agreement was approved by the Board of Managers (the “Board”) of Greystone AF Manager LLC (“Greystone Manager”), which is the general partner of the General Partner of the Partnership, and the amendments made pursuant to the Second Amended and Restated LP Agreement did not require the approval of the holders of the Partnership’s beneficial unit certificates representing assignments of limited partnership interests (“BUCs”). A copy of the Second Amended and Restated LP Agreement is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The material amendments to the Limited Partnership Agreement set forth in the Second Amended and Restated LP Agreement accomplish the following:

•
Reflect the change in the name of the Partnership to Greystone Housing Impact Investors LP, and update the principal business address of the Partnership.
•
Revise the definition of “Bond” to clarify that such term includes tax-exempt housing loans, in addition to tax-exempt housing bonds, which are issued by various state and local authorities to provide financing for apartment complexes and other multifamily properties (changes to Article I definition of “Bond”).
•
Consolidate into the Second Amended and Restated LP Agreement all amendments to the Limited Partnership Agreement adopted since September 15, 2015, inclusive of the First, Second, Third, Fourth, Fifth, and Sixth Amendments to the Limited Partnership Agreement dated March 31, 2016, May 19, 2016, August 7, 2017, September 10, 2019, April 20, 2021, and August 26, 2021, respectively.
•
Clarify that income, loss, sales, and other dispositions of “Other Investments” (as such term is defined in the Second Amended and Restated LP Agreement) are to be included in the allocation provisions of Sections 4.03 and 4.04 of the Second Amended and Restated LP Agreement (changes to Section 4.03 and 4.04).
•
Update various provisions to reflect the listing of the BUCs on the New York Stock Exchange (“NYSE”) (changes to Section 5.02(a)(xiv)).
•
Clarify that the General Partner and its affiliates have the right to act as property manager or servicer of Tax Exempt Investments and Other Investments (as such terms are defined in the Second Amended and Restated LP Agreement), in addition to Mortgage Investments (as defined in the Second Amended and Restated LP Agreement) and other property (changes to Section 5.03(a)).
•
Make certain revisions to reflect the authority of the General Partner and its affiliates to deal with Tax Exempt Investments and Other Investments, in addition to Mortgage Investments, to reflect the current and prevailing business practices of the Partnership (changes to Sections 5.03(f) and 5.04(c)).
•
Clarify that BUCs may be represented and transferred in uncertificated, book-entry form (changes to Sections 7.01(b) and (c)).
•
Provide for the establishment by the General Partner, if deemed necessary, appropriate, or desirable in the General Partner’s sole discretion, of a liquidating trust for the benefit of the partners and BUC holders in the event of the Partnership’s liquidation and dissolution (new Section 8.02(d)).
•
Update the provisions of the Limited Partnership Agreement regarding the appointment of the “partnership representative” of the Partnership under Section 6223(a) of the Internal Revenue Code of 1986, as amended (changes to Sections 9.04 and 9.05).
•
Clarify that, in the event the limited partners and/or BUC holders are entitled to vote on a matter under the Second Amended and Restated LP Agreement or applicable law, the limited partners and BUC holders may vote by means of electronic transmission as permitted by law, and make other clarifying changes regarding the determination of a partner’s or BUC holder’s specified percentage interest based on the number of interests or BUCs held, as the case may be (changes to Sections 10.02(b) and (c)).
•
Make various other immaterial and ministerial revisions to update and clarify certain provisions in the Limited Partnership Agreement.

The foregoing description of the amendments reflected in the Second Amended and Restated LP Agreement is a summary and is qualified in its entirety by reference to the full text of the Second Amended and Restated LP Agreement, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 5, 2022, the Partnership’s BUCs began trading on the NYSE under the symbol “GHI.” The CUSIP number for the Partnership’s BUCs continues to be 02364V 206 and has not changed in connection with the listing of the BUCs on the NYSE and the name change disclosed elsewhere in this Current Report on Form 8-K.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures set forth above in Item 1.01 and below under Item 5.03 are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on November 29, 2022, the Partnership filed an Amendment to the Certificate of Limited Partnership of the Partnership (the “Certificate Amendment”) with the Secretary of State of the State of Delaware to change the name of the Partnership to “Greystone Housing Impact Investors LP.” On December 5, 2022, the Certificate Amendment became effective and the name of the Partnership changed from “America First Multifamily Investors, L.P.” to “Greystone Housing Impact Investors LP”. The Certificate Amendment and name change were approved by the Board of Greystone Manager and did not require the approval of the Partnership’s BUC holders. The name change will not affect the Partnership’s outstanding BUCs or the rights of the holders thereof, and BUC holders will not be required to exchange currently outstanding BUCs certificates for new certificates.

The disclosures set forth above under Item 1.01 with respect to the entering into of the Second Amended and Restated LP Agreement are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 5, 2022, the Partnership issued a press release in connection with the name change of the Partnership and the commencement of trading of the BUCs on the NYSE, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 and the information attached to this Current Report on Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On December 5, 2022, the Board of Greystone Manager amended and restated the Partnership’s 2015 Equity Incentive Plan (the “Plan”) to reflect the Partnership’s name change to Greystone Housing Impact Investors LP. No material or other changes were made to the Plan. A copy of the amended and restated Plan is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Forward-Looking Statements

Certain statements in this report are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Partnership. The Partnership cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include, but are not limited to, those risks detailed in the Partnership’s SEC filings (including but not limited to, the Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K). Readers are urged to consider these factors carefully in evaluating the forward-looking statements.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning the Partnership set forth in this report may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. The Partnership assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
3.1	Greystone Housing Impact Investors LP Second Amended and Restated Agreement of Limited Partnership dated December 5, 2022.
3.2

Amendment to the Certificate of Limited Partnership of America First Multifamily Investors, L.P. (now known as Greystone Housing Impact Investors LP) dated November 29, 2022 (incorporated by reference to Exhibit 3.1 of the registrant’s Current Report on Form 8-K filed with the SEC on November 30, 2022).

10.1	Amended and Restated Greystone Housing Impact Investors LP 2015 Equity Incentive Plan.
10.2	Form of Restricted Unit Award Agreement under the Greystone Housing Impact Investors LP 2015 Equity Incentive Plan.
99.1	Press Release dated December 5, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Greystone Housing Impact Investors LP

Date:	December 5, 2022	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury Title: Chief Financial Officer